Exhibit 99.1

PROMISSORY NOTE

$1,750,000.00	April 30, 2010

For value received, the undersigned, GUIDEPOST SOLUTIONS LLC, a New York limited liability company with a principal place of business at 415 Madison Avenue, 17th Floor, New York, NY 10017, Attention: Joseph Rosetti ("Borrower")„ promises to pay to the order of GLOBALOPTIONS GROUP, INC., a Delaware corporation with a principal place of business at 75 Rockefeller Plaza, New York, New York 10019, Attention: Chief Executive Officer ("Lender"), or at such other place as Lender may designate, the principal sum of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($1,750,000.00), together with interest on the unpaid balance of this Note as set forth below, before or after maturity or judgment, and together with all taxes levied or assessed on this Note or the debt evidenced hereby against Lender, and all costs, expenses and reasonable attorneys' fees incurred in the collection of this Note, or to enforce or defend the Note or any other document related thereto or in any litigation or matter arising from or connected with said other document or this Note. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in that certain Asset Purchase Agreement dated April 23, 2010, by and among Borrower, Lender and GlobalOptions, Inc., a Delaware corporation and wholly-owned subsidiary of Borrower (the "Agreement").

1.           Interest.  Interest shall accrue on the unpaid balance of this Note at a per annum rate of Seventy-Nine Hundredths percent (0.79%), compounded annually. Interest shall be computed on the basis of a three hundred sixty-five (365) day year and actual days elapsed. Notwithstanding any provisions of this Note to the contrary, the rate of interest to be paid by Borrower to Lender under this Note shall not exceed the highest or the maximum rate of interest permitted to be charged by Lender under applicable laws. Any amounts paid by Borrower to Lender in excess of such rate shall be deemed to be partial prepayments of principal hereunder.

2.           Prepayment.  Borrower shall have the right to make a prepayment of principal, along with all accrued interest thereon, at any time and from time to time, in whole or in part, without premium or penalty.

3.           Payments.  Payments of principal shall be made in two equal installments of Eight Hundred Seventy-Five Thousand and 00/100 Dollars ($875,000) each, together with any interest then accrued thereon, on December 31, 2010 and June 30, 2011.

4.           Security.  This Note is secured pursuant to the terms of that certain Security Agreement, dated as of the date herewith, by and between Borrower and Lender (the "Security Agreement"), which Security Agreement is in the possession of Lender and is incorporated into this Note by reference thereto.

5.           Events of Default; Costs of Collection.  This Note shall become due and payable upon the occurrence of any one of the following events (each being an "Event of Default"):

                              (a)           Borrower fails to pay any installment of principal, interest or other sum due under this Note on the date each such installment of principal, interest or other sum is due; or

                              (b)           Borrower fails to observe, perform or comply with any condition or covenant in this Note, other than as set forth in clause (a) above, and such failure remains uncured for a period of thirty (30) days after Lender gives Borrower written notice thereof; or

                              (c)           Any representation or warranty made by Borrower in this Note, or any statement, certificate, or other data furnished by Borrower in connection with this Note, proves to be incorrect or untrue when made and, in the opinion of Lender, impairs (i) the ability of Borrower to pay any installment of principal, interest or other sum due under this Note on the date each such installment of principal, interest or other sum is due, and/or (ii) any collateral now or hereafter given as security therefor; provided, however, that Lender shall give Borrower written notice of the basis for Lender deeming itself insecure by virtue of Borrower and/or any collateral being so impaired, and Borrower shall have ten (10) days within which to remedy the condition described in such notice; or

                              (d) Any court of competent jurisdiction enters a decree or order not vacated or stayed within sixty (60) days from the date of entry (i) appointing a trustee or receiver of Borrower or (ii) approving a petition for the adjudication of Borrower as bankrupt or insolvent date.

                              Upon the occurrence of an Event of Default, Borrower promises to pay all costs and expenses of Lender, including attorneys' fees, incurred in connection with collection of the principal of this Note or interest hereon when due, whether at maturity, as herein provided, or by reason of acceleration of maturity under the terms hereof, and/or in the protection or realization of any collateral, now or hereafter given as security for the repayment hereof.

6.           Method of Payment.  All payments shall be made by Borrower to Lender at such place as Lender may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

7.           Application of Payments.  All payments shall be applied first to the payment of all fees, expenses and other amounts due to Lender (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after the occurrence of an Event of Default, payments will be applied to the obligations of Borrower to Lender as Lender determines in Lender's sole discretion.

8.           Binding Effect.  This Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.           No Waiver.  No delay or omission on the part of Lender in exercising any right hereunder, nor failure by Lender to insist upon the strict performance of any terms herein, shall operate as a waiver of such right, any other right hereunder, or any terms herein. No waiver of any right shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be constituted as a bar to, or waiver of, any such right on any future occasion.

10.         Headings. Sections and subsection headings have been inserted herein for convenience only and form no part of this Note and shall not be deemed to affect the meaning or construction of any of the covenants, agreements, conditions or terms hereof.

11.         Severability.  If any term or provision of this Note shall be invalid, illegal or unenforceable for any reason whatsoever, such term or provision shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining terms and provisions shall not in any way be affected or impaired thereby.

12.         Interpretation.  As used herein, plural or singular include each other, and pronouns of any gender are to be construed as masculine, feminine or neuter, as context requires.

13.         Jury Trial Waiver.  BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF LENDER'S RIGHTS AND REMEDIES. BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. NO PARTY TO THIS AGREEMENT HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

This Note shall be construed in accordance with and governed by the laws of the State of New York without giving effect to its principles of conflicts of law. Borrower hereby consents to service of process, and to be sued, in the County of New York, State of New York and consents to the jurisdiction of the courts of the County of New York, State of New York and the United States District Court for the Southern District of New York, for the purpose of any suit, action, or other proceeding arising hereunder, and expressly waives any and all objections Borrower may have to venue in any such courts.

This Note: (a) is the "Note" as defined and referred to in the Agreement, with references herein made thereto for descriptions of the respective rights and obligations of (i) Lender, as "Parent" thereunder, (ii) GlobalOptions, Inc., as "Seller" thereunder, and (iii) Borrower, as "Buyer" thereunder; (b) is subject to the terms and conditions of the Agreement, which Agreement, among other things, provides Borrower certain rights to offset payments under this Note; and (c) with respect to amounts that are subject to Borrower's offset rights, is not an agreement for the payment of money only subject to enforcement pursuant to NY CPLR 3213.

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BORROWER:

GUIDEPOST SOLUTIONS LLC

By:	/s/ Joseph Rosetti
Name: Joseph Rosetti
Title: Manager